German American Bancorp, Inc.

Symbol: GABC

KBW 2011 Community Bank Conference

August 3, 2011

German American
Banking | Insurance | Investments

Presented By

Clay W. Ewing
President – Commercial & Retail Banking

Bradley M. Rust
Executive Vice President and CFO

German American
Banking | Insurance | Investments

CAUTIONARY NOTE RE FORWARD-LOOKING STATEMENTS

When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, "Business – Forward-Looking Statements and Associated Risks," and Item 1A, "Risk Factors", in our Annual Report on Form 10-K for 2010, as updated and supplemented by Part I, Item 2, "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Forward-Looking Statements and Associated Risks," in our quarterly report on Form 10-Q for the period ended March 31, 2011, and in our other SEC statements filed from time to time.

In this presentation we present certain measures of operating results for interim periods ended June 30, 2011 on an annualized basis for the whole of 2011. We do not, by doing so, intend to suggest that actual results for the annual period ending December 31, 2011, will necessarily prove to be equal to or greater than the figures presented on an annualized basis; results for the annual period may be materially less than annualized figures, due to the above or other factors.

German American
Banking | Insurance | Investments

Who We Are

- **Southern Indiana Community-focused Financial Services Organization**
  - $1.8 Billion Total Assets
  - 33 Financial Centers
  - 12 Contiguous Counties
  - Banking, Insurance, Investments & Trust



Indianapolis
GABC Community-Based Financial Network
Monroe County
Bloomington
Lawrence County
Bedford
Knox County
Daviess County
Martin County
Vincennes
Washington
Loogootee
Dubois County
Petersburg
Jasper
Princeton
Pike County
Gibson County
Vanderburgh County
Evansville
Warrick County
Newburgh
Spencer County
Perry County
Tell City
Rockport
St. Louis
Louisville

Diversified Economic Base
- Regional Education & Health Care
- Life Sciences & Technology
- Agriculture & Manufacturing

Stable Economic Environment
- Minimal Big 3 Auto Influence
- Minimal Organized Labor Influence

Major Employers

Education
- Indiana University
- University of Southern Indiana
- Vincennes University
- Evansville Vanderburgh County School Corp
- Monroe County School Corporation

Health Care
- Bloomington Hospital
- Deaconess Hospital
- Good Samaritan Hospital
- Memorial Hospital
- St Mary's Medical Center

Manufacturing
- ALCOA Warrick Operations
- Berry Plastics
- Jasper Engines & Transmissions
- Kimball International, Inc.
- Koch Enterprises, Inc.
- MasterBrand Cabinets, Inc.
- OFS Brands (Office Furniture Systems)
- Toyota Motor Mfg - Indiana

Life Sciences & Technology
- Baxter BioPharma Solutions
- Crane Naval Surface Weapons Center
- Cook Group, Inc.
- Mead Johnson Nutrition

Energy
- Duke Energy
- Vectren


Monroe County
Bloomington
Lawrence County
Bedford
Knox County
Vincennes
Daviess County
Washington
Martin County
Loogootee
Dubois County
Jasper
Petersburg
Pike County
Princeton
Gibson County
Vanderburgh County
Evansville
Warrick County
Newburgh
Spencer County
Rockport
Perry County
Tell City

County Unemployment Rates
June 2011 - Non Seasonally Adjusted


Lake 9.5
Porter 7.7
La Porte 9.5
St. Joseph 9.9
Elkhart 10.2
Lagrange 8.8
Steuben 9.3
Noble 9.9
De Kalb 9.2
Starke 10.3
Marshall 9.2
Kosciusko 7.7
Whitley 8.0
Allen 8.1
Newton 8.3
Jasper 8.4
Pulaski 7.4
Fulton 8.6
Miami 9.9
Wabash 8.9
Huntington 8.7
Wells 7.4
Adams 8.0
White 7.8
Cass 8.6
Carroll 8.0
Benton 8.3
Howard 9.8
Grant 10.2
Blackford 9.9
Jay 7.7
Warren 6.8
Tippecanoe 8.0
Clinton 8.1
Tipton 8.5
Delaware 10.1
Madison 9.9
Randolph 9.4
Fountain 8.7
Montgomery 8.6
Boone 6.8
Hamilton 6.1
Henry 10.6
Wayne 10.5
Vermillion
Parke 8.8
Putnam 9.5
Hendricks 7.0
Marion 9.1
Hancock 7.5
Rush 8.3
Fayette 12.1
Union 8.2
Vigo 10.2
Clay 9.0
Morgan 7.8
Johnson 7.1
Shelby 8.0
Franklin 8.2
Owen 8.6
Decatur 9.3
Monroe 7.3
Brown 7.1
Bartholomew 7.1
Ripley 8.0
Dearborn 8.3
Sullivan 9.1
Greene 8.4
Jennings 10.1
Ohio 8.0
Jackson 7.6
Lawrence 10.1
Jefferson 9.1
Switzerland
Knox 6.8
Daviess 5.8
Martin 6.5
Scott 10.8
Washington 7.8
Orange 9.2
Clark 7.0
Gibson 7.3
Pike 6.3
Dubois 5.5
Crawford 9.7
Floyd 6.5
Harrison 6.6
Vanderburgh 7.2
Warrick 6.5
Spencer 7.0
Perry 8.1
Posey 6.9
Non-Seasonally Adjusted
Unemployment Rate
Lower Than U.S. Rate 9.3%
Same As U.S. Rate 9.3%
Higher Than U.S. Rate 9.3%
Indiana Non-Seasonally Adjusted Rate 8.5
Indiana Seasonally Adjusted Rate 8.3
Source: DWD, Local Area Unemployment Statistics

R A N K I N G   O F   C O U N T Y   D A T A

For June 2011 (PRELIMINARY)
PREPARED July 21, 2011

RANK	AREA	RATE	RANK	AREA	RATE	
1	FAYETTE	12.1	47	DEARBORN	8.3	
2	SCOTT	10.8	48	NEWTON	8.3	
3	HENRY	10.6	49	PIKE	8.3	
4	WAYNE	10.5	50	RUSH	8.3	
5	STARKE	10.3	51	FRANKLIN	8.2	
6	ELKHART	10.2	52	UNION	8.2	
7	GRANT	10.2	53	ALLEN	8.1	
8	VIGO	10.2	54	CLINTON	8.1	
9	DELAWARE	10.1	55	PERRY	8.1	
10	JENNINGS	10.1	56	ADAMS	8.0	
11	LAWRENCE	10.1	57	CARROLL	8.0	
12	BLACKFORD	9.9	58	OHIO	8.0	
13	MADISON	9.9	59	SHELBY	8.0	
14	MIAMI	9.9	60	TIPPECANOE	8.0	
15	NOBLE	9.9	61	WHITLEY	8.0	
16	SAINT JOSEPH	9.9	62	JACKSON	7.8	
17	VERMILLION	9.9	63	MORGAN	7.8	
18	HOWARD	9.8	64	WASHINGTON	7.8	
19	CRAWFORD	9.7	65	WHITE	7.8	
20	LAKE	9.5	66	JAY	7.7	
21	LAPORTE	9.5	67	KOSCIUSKO	7.7	
22	PUTNAM	9.5	68	PORTER	7.7	
23	RANDOLPH	9.4	69	HANCOCK	7.5	
24	DECATUR	9.3	70	PULASKI	7.4	
25	STEUBEN	9.3	71	WELLS	7.4	
26	DEKALB	9.2	72	GIBSON	7.3	9 of top 21 Counties in the State
27	MARSHALL	9.2	73	MONROE	7.3	
28	ORANGE	9.2	74	VANDERBURG	7.2	
29	JEFFERSON	9.1	75	BARTHOLOMEW	7.1	
30	MARION	9.1	76	BROWN	7.1	
31	SULLIVAN	9.1	77	JOHNSON	7.1	
32	CLAY	9.0	78	CLARK	7.0	
33	RIPLEY	9.0	79	HENDRICKS	7.0	
34	WABASH	8.9	80	SPENCER	7.0	6 of top 13
35	LAGRANGE	8.8	81	POSEY	6.9	
36	PARKE	8.8	82	BOONE	6.8	
37	FOUNTAIN	8.7	83	KNOX	6.8	5 of top 10
38	HUNTINGTON	8.7	84	WARREN	6.8	
39	CASS	8.6	85	HARRISON	6.6	
40	FULTON	8.6	86	FLOYD	6.5	
41	MONTGOMERY	8.6	87	MARTIN	6.5	4 of top 6 Counties in the State
42	OWEN	8.6	88	SWITZERLAND	6.5	
43	TIPTON	8.5	89	WARRICK	6.5	
44	GREENE	8.4	90	HAMILTON	6.1	
45	JASPER	8.4	91	DAVIESS	5.8	
46	BENTON	8.3	92	DUBOIS	5.5	
				INDIANA	8.5	

INDIANA WORKFORCE DEVELOPMENT

Delivery of Superior Performance

- 2011 Second Quarter and Year-to-Date Record Earnings Performance
- Double-digit Return on Equity for Past 5 Consecutive Fiscal Years
- KBW 2010 Bank Honor Roll Recipient
- Ranked in Top 50 by US Banker – 2010 Top Community Banks (3 year average Return on Equity)
- Highest 2009 & 2010 Performance among Indiana-domiciled Publicly-Traded Financial Institutions (Return on Equity) *

* Source: KBW Price Performance Review – January 2011

German American Bancorp, Inc.

Bradley M. Rust

Executive Vice President and CFO

Financial Trends

Total Assets



$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$1,093
$1,132
$1,191
$1,243
$1,376
$1,818
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
06/30/11

(Dollars In Millions)

Total Shareholders' Equity



♦ = Annualized Return on Equity
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$92
$97
$105
$114
$122
$160
11.56%
10.04%
12.84%
11.12%
11.18%
12.26%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
6/30/11
(Dollars In Millions)

Total Deposits

♦ = Non-Maturity Deposit Accounts as % of Total Deposits



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$868
$877
$942
$970
$1,087
$1,485
$1,521
54%
56%
62%
66%
67%
73%
74%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
3/31/11
6/30/11
(Dollars In Millions)

Total Loans, Net of Unearned Income

♦ = Commercial & Agricultural Loans as % of Total Loans


$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$796
$868
$890
$878
$917
$1,107
69%
72%
75%
77%
79%
80%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
06/30/11
(Dollars In Millions)


Loan Portfolio Composition
(June 30, 2011)
Home Equity Loans, 7%
Residential Mortgage Loans, 10%
Consumer Loans, 4%
Construction & Development Loans, 4%
Agricultural Loans, 14%
C & I Loans, 26%
Commercial Real Estate, 35%

Non-Performing Assets to Total Assets


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.89%
3.62%
3.73% *
2.21%
1.09%
0.88%
0.96%
0.85%
0.90%
0.97%
0.42%
0.52%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
06/30/11
= GABC
= Peer Group

* Peer Group data is as of 3/31/11

Net Charge-offs to Average Loans


1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
06/30/11
0.50%
0.32%
0.29%
0.25%
0.32%
0.20%
0.13%
0.24%
0.70%
1.36%
1.28%
0.75% *
● = GABC
♦ = Peer Group
* Peer Group data is as of 3/31/11

Net Interest Income (Tax-Equivalent)



♦= Net Interest Margin
$66,000
$63,000
$60,000
$57,000
$54,000
$51,000
$48,000
$45,000
$42,000
$39,000
$36,000
$33,000
$30,000
$37,252
$39,205
$41,525
$45,323
$49,481
$63,838
3.96%
3.83%
3.82%
3.95%
3.98%
3.89%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
6/30/2011 Annualized
(Dollars In Thousands)

Net Income & Earnings Per Share



$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$10,221
$9,405
$12,803
$12,218
$13,405
$19,018
$0.93
$0.85
$1.16
$1.10
$1.21
$1.52
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
6/30/2011 Annualized

(Dollars In Thousands)

German American
Banking | Insurance | Investments

Capitalize upon Market Strength & Growth

- **DeNovo Branching Strategy**
  - Bloomington, Indiana market
  - Expanded legacy market potential by 45%
- **Bank / Branch Strategy Acquisition**
  - Evansville, Indiana market acquisitions
  - Expanded legacy market potential by over 100%
- **Disciplined and selective mergers and acquisitions**
  - Adjacent market areas offering improved growth potential
  - In-market opportunities allowing improved operating efficiencies

Legacy Markets
Market Share Position


MONROE COUNTY
#5
LAWRENCE COUNTY
DAVIESS COUNTY
#1
#3
KNOX COUNTY
#1
MARTIN COUNTY
#1
#1
#5
GIBSON COUNTY
PIKE COUNTY
DUBOIS COUNTY
WARRICK COUNTY
VANDERBURGH COUNTY
SPENCER COUNTY
#6
PERRY COUNTY
#2

Source: fdic.gov
2010 Summary of Deposits

Growth Markets
Market Share Position

	Total Deposits
Growth Markets	$5,811,363
Legacy Markets	$3,940,873



#11
MONROE COUNTY
#5
LAWRENCE COUNTY
DAVIESS COUNTY
#1
#1
MARTIN COUNTY
#3
KNOX COUNTY
#5
GIBSON COUNTY
#1
PIKE COUNTY
#1
DUBOIS COUNTY
VANDERBURGH COUNTY
#4
WARRICK COUNTY
#4
SPENCER COUNTY
#6
PERRY COUNTY
#2

Source: fdic.gov
2010 Summary of Deposits

Why Invest in GABC?

- **Focus on increasing long-term institutional ownership**
  - Proven Executive Management Team
  - Track record of Consistent Top Quartile Financial Performance
  - Experienced in Operating Plan Execution and M & A Transitions
  - Growth Markets Potential
  - Infrastructure in place for perpetuating ongoing EPS growth

German American Bancorp, Inc.

Mark A. Schroeder, Chairman and CEO
(812) 482-0701
mark.schroeder@germanamerican.com

Clay W. Ewing, President – Commercial & Retail Banking
(812) 482-0702
clay.ewing@germanamerican.com

Bradley M. Rust, Executive Vice President and CFO
(812) 482-0718
brad.rust@germanamerican.com